Exhibit 10.2

Exchange Agreement

This Exchange Agreement (this “Agreement”), dated as of June 26, 2024, is made by and among LuxUrban Hotels Inc. (the “Company”), on the one hand, and THA Holdings LLC (the “THA”), THA Family II Limited Liability Company (“THA Family II”), SuperLuxMia LLC (“SuperLuxMia”), and Brian L. Ferdinand (“Ferdinand” and collectively with THA, THA Family II, and SuperLuxMia, the “Holder”), on the other hand.

WHEREAS, the Holder collectively owns, among other equity in the Company, an aggregate of 11,804,872 shares (the “Exchange Shares”) of the Company’s common stock, $0.00001 per share (the “Common Stock”); and

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”), the Company desires to exchange with the Holder, and the Holder desires to exchange with the Company, the Exchange Shares held by such Holder for an aggregate of 11,804,872 common stock purchase warrants (the “Exchange Warrants”) in the form attached hereto as Exhibit A.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Holder agree as follows:

1. Terms of the Exchange. The Company and Holder agree that the Holder will exchange the Exchange Shares and will relinquish any and all other rights it may have in and under the Exchange Shares for the Exchange Warrants and that this election to so exchange is irrevocable and that the Company is relying on same. The Exchange Shares shall be. surrendered by the entities on Exhibit B(1) hereto in the amounts indicated thereon and the Exchange Warrants issued to the entities set forth on Exhibit B(2) hereto in the amounts set forth next to the name of each such entity.

2. Closing. The Exchange Shares shall be deemed surrendered and terminated and the Exchange Warrants issued concurrently with the execution of this Agreement.

3. Instruction to Transfer Agent. The parties hereto shall jointly and promptly provide a copy of this Agreement to Continental Stock Transfer & Trust Company (“CST”) and the Holder and the Company’s Chief Financial Officer shall provide CST with written notice in the form of Exhibit C hereto (“CST Instructions”) to immediately terminate the Exchange Shares on its books and records.

4. Exchange Shares Delivered to CST by Brokerages. The Holder hereby represents to the Company that all of the Exchange Shares have been delivered by the Holder’s brokerages to CST and the Holder has confirmed in writing (with an e-mail sufficing) with CST that CST has received and is in possession of all such Exchange Shares for purposes of effecting the provisions of this Agreement.

5. Further Assurances. The Exchange shall be deemed consummated upon execution of this Agreement and the delivery of the Exchange warrants concurrently herewith and shall be irrevocable. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

6. Representations and Warranties of the Holder. The Holder represents and warrants as of the date hereof as follows:

a. Authorization; Enforcement; Ownership. The Holder has the requisite power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement by the Holder and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Holder and no further action is required by the Holder. This Agreement has been (or upon delivery will have been) duly executed by the Holder and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Holder enforceable against the Holder in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law. The Holder is the record and beneficial holder of the Exchange Shares as no other person has any claim or right thereto and all such Exchange Shares are free and clear of any and all liens, mortgages, security interests and encumbrances and can be freely returned to CST for termination as provided herein.

b. Tax Advisors. The Holder has reviewed with its own tax advisors the U.S. federal, state, local and foreign tax consequences of the transactions contemplated by this Agreement. With respect to such matters, the Holder relied solely on such advisors and not on any statements or representations of the Company or any of its agents, written or oral. The Holder understands that it (and not the Company) shall be responsible for its own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

c. Information Regarding Holder. Holder is an “accredited investor,” as such term is defined in Rule 501 of Regulation D promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act, is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of companies in private placements in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable the Holder to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment. Holder has the authority and is duly and legally qualified to purchase and own the Exchange Warrants and underlying Common Stock. Holder is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof.

d. Legend. The Holder understands that the Exchange Warrants (and any shares of Common Stock issued upon exercise thereof) will be issued pursuant to an exemption from registration or qualification under the Securities Act and applicable state securities laws, and except as set forth below, the securities shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

THESE SECURITIES AND THE SECURITIES ISSUABLE UPON THEIR EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE TRANSFERRED UNLESS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, A “NO-ACTION” LETTER FROM THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION” OR THE “SEC”) WITH RESPECT TO SUCH TRANSFER, A TRANSFER MEETING THE REQUIREMENTS OF RULE 144 OF THE COMMISSION, OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY SUCH TRANSFER IS EXEMPT FROM SUCH REGISTRATION.

e. Restricted Securities; Nasdaq. The Holder understands that: (i) the Exchange Warrants (and shares of Common Stock issuable upon exercise thereof) have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) the Holder shall have delivered to the Company (if requested by the Company) an opinion of counsel to the Holder, in a form reasonably acceptable to the Company, to the effect that such securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) the Holder provides the Company with reasonable assurance that such securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the Securities Act (or a successor rule thereto) (collectively, “Rule 144”); and (ii) any sale of such securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144, and further, if Rule 144 is not applicable, any resale of such securities under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC promulgated thereunder. The Holder understands that the Exchange Warrants contain a provisions that such warrants are amendable and modifiable as may be required to comply with any Nasdaq rules or requirements.

7. Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to the Holder:

a. Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement (collectively, the “Exchange Documents”) and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors of the Company or the Company’s stockholders in connection therewith, including, without limitation, the issuance of the Exchange Warrants have been duly authorized by the Company’s Board of Directors and no further filing, consent, or authorization is required by the Company, its Board of Directors or its stockholders. This Agreement has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

b. Organization and Qualification. Each of the Company and its subsidiaries (the “Subsidiaries”) are entities duly organized and validly existing and in good standing under the laws of the jurisdiction in which they are formed, and have the requisite power and authorization to own their properties and to carry on their business as now being conducted and as presently proposed to be conducted. Each of the Company and each of its Subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. As used in this Agreement, “Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, liabilities, operations (including results thereof), condition (financial or otherwise) or prospects of the Company or any Subsidiary, individually or taken as a whole, (ii) the transactions contemplated hereby or in any of the other Exchange Documents or (iii) the authority or ability of the Company to perform any of its obligations under any of the Exchange Documents. Other than its Subsidiaries, there is no Person (as defined below) in which the Company, directly or indirectly, owns capital stock or holds an equity or similar interest. “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and any governmental entity or any department or agency thereof.

c. No Conflict. The execution, delivery and performance of the Exchange Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Securities will not (i) result in a violation of the Certificate of Incorporation (as defined below) or other organizational documents of the Company or any of its Subsidiaries, any capital stock of the Company or any of its Subsidiaries or Bylaws (as defined below) of the Company or any of its Subsidiaries, (ii) except as set forth in the SEC Documents, conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including foreign, federal and state securities laws and regulations and the rules and regulations of Nasdaq (the “Principal Market”) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected except, in the case of clause (ii) or (iii) above, to the extent such violations that could not reasonably be expected to have a Material Adverse Effect.

d. No Consents. Neither the Company nor any Subsidiary is required to obtain any consent from, authorization or order of, or make any filing or registration with, any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its respective obligations under or contemplated by the Exchange Documents, in each case, in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company or any Subsidiary is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date of this Agreement, and neither the Company nor any of its Subsidiaries is aware of any facts or circumstances which might prevent the Company or any of its Subsidiaries from obtaining or effecting any of the registration, application or filings contemplated by the Exchange Documents. The Company is not in violation of the requirements of the Principal Market and has no knowledge of any facts or circumstances which could reasonably lead to delisting or suspension of the Common Stock in the foreseeable future.

e. Securities Law Exemptions. Assuming the accuracy of the representations and warranties of the Holder contained herein, the issuance by the Company of the Exchange Warrants is exempt from registration under the Securities Act. The issuance of the Exchange Warrants is exempt from registration under the Securities Act pursuant to the exemption provided by Section 3(a)(9) thereof. The Company covenants and represents to the Holder that neither the Company nor any of its Subsidiaries has received, anticipates receiving, has any agreement to receive or has been given any promise to receive any consideration from the Holder or any other Person in connection with the transactions contemplated by the Exchange Documents.

f. Issuance of Exchange Warrants. The issuance of the Exchange Warrants is duly authorized and upon issuance in accordance with the terms of this Agreement shall be validly issued, fully paid and non-assessable and free from all taxes, liens, charges and other encumbrances with respect to the issue thereof. The issuance of shares of Common Stock upon exercise of the Exchange Warrants are duly authorized and, when issued and paid for in accordance with the Exchange Warrants, will be duly and validly issued, fully paid and non-assessable, free from all taxes, liens, charges and other encumbrances imposed by the Company other than restrictions on transfer provided for in such documents.

g. Transfer Taxes. As of the date of this Agreement, all share transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the issuance of the Exchange warrants to be exchanged with the Holder hereunder will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes will be or will have been complied with.

8. Miscellaneous.

a. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

b. Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by and construed under the laws of the State of New York, without regard to the choice of law principles thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of New York, City of New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby, and hereby irrevocably waives any objection that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

c. Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

d. Counterparts/Execution. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains an electronic file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or electronic file signature page (as the case may be) were an original thereof.

e. Notices. Any notice or communication permitted or required hereunder shall be in writing and shall be deemed sufficiently given if hand-delivered or sent (i) postage prepaid by registered mail, return receipt requested, or (ii) by facsimile, to the respective parties as set forth below, or to such other address as either party may notify the other in writing.

If to the Company, to:

LuxUrban Hotels Inc.

2125 Key Biscayne Blvd

Miami, Florida

If to a Holder, to the address set forth on the signature page hereto.

f. Expenses. The parties hereto shall pay their own costs and expenses in connection herewith.

g. Entire Agreement; Amendments. This Agreement (and the Exchange Warrants) constitutes the entire agreement between the parties with regard to the subject matter hereof and thereof, superseding all prior agreements or understandings, whether written or oral, between the parties. This Agreement may be amended, modified, superseded, cancelled, renewed or extended, and the terms and conditions hereof may be waived, only by a written instrument signed by all parties, or, in the case of a waiver, by the party waiving compliance. Except as expressly stated herein, no delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right, power or privilege hereunder preclude any other or future exercise of any other right, power or privilege hereunder.

h. Headings. The headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.

LUXURBAN HOTELS INC.

By:	/s/ Michael James
Michael James
Chief Financial Officer

THA HOLDINGS LLC

By:	/s/ Brian L. Ferdinand
Brian L. Ferdinand
Manager

THA FAMILY II LIMITED LIABILITY COMPANY

By:	/s/ Brian L. Ferdinand
Brian L. Ferdinand
Manager

SUPERLUXMIA LLC

By:	/s/ Brian L. Ferdinand
Brian L. Ferdinand
Manager

/s/ Brian L. Ferdinand
BRIAN L. FERDINAND
Individually

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